Exhibit 10.10

FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FOE II (NEW) LP (FORMERLY KNOWN AS FORTRESS OPERATING ENTITY II LP)

(a Delaware limited partnership)

This FIRST AMENDMENT TO AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF FOE II (NEW) (formerly known as Fortress Operating Entity II LP) (this “Amendment”), dated as of July 31, 2012, by FIG Corp., a Delaware corporation, as general partner (the “General Partner”).

RECITALS

A                                      On July 13, 2012, the General Partner and the Limited Partners entered into that Amended and Restated Agreement of Limited Partnership of Fortress Operating Entity II LP (the “Partnership” and such agreement, the “Agreement”).

B.                                     On July 16, 2012, the Partnership filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Certificate of Limited Partnership of the Partnership to change its name from “Fortress Operating Entity II LP” to “FOE II (New) LP”.

C.                                     The Partnership desires to amend the Agreement to reflect the name change in accordance with Section 10.1 of the Agreement.

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.  Amendment to Article II.  Section 2.2 is hereby superseded and replaced in its entirety by the following:

Section 2.2.  Partnership Name  The name of the Partnership is “FOE II (New) LP.”  The name of the Partnership may be changed from time to time by the General Partner.

2.  Governing Law.  This Amendment shall be interpreted and enforced in accordance with the laws of the State of Delaware.

3.  Full Force and Effect.  The Agreement (as amended by this Amendment) shall remain in full force and effect.

4.  Binding on Successors.  This Amendment inures to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned, being the General Partner of the Company, has executed this Amendment as of the date first written above.

GENERAL PARTNER:

FIG CORP.,
a Delaware corporation

By:	/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

[Signature Page to First Amendment to A&R Agreement of Limited Partnership of FOE II (New) LP]